UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 5, 2022

Welltower Inc.
Welltower OP Inc.
(Exact name of registrant as specified in its charter)

Welltower Inc.

Delaware	1-8923	34- 1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Welltower
OP
Inc
.

Delaware	333-264093-01	88-1538732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)
Registrants’ telephone number, including area code: (419)
247-2800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Welltower Inc.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
Welltower OP Inc.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
4.800% Notes due 2028	WELL/28	New York Stock Exchange
4.500% Notes due 2034	WELL/34	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Welltower Inc. ☐
Welltower OP Inc. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operation and Financial Condition.
On April 5, 2022 Welltower Inc. (the “Company”) issued a business update presentation, which included discussion of certain developments in the Company’s senior housing operating portfolio during the quarter ended March 31, 2022, as well as a discussion of Company transaction activity during this period. In addition, the presentation provides that the Company continues to anticipate net income attributable to common stockholders of $0.17 - $0.22 per diluted share and expects to exceed the midpoint of its guidance for normalized funds from operations (FFO) of $0.79 - $0.84 per diluted share for the quarter ended March 31, 2022. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report, and is incorporated herein by reference. As previously disclosed, on March 7, 2022, the company formerly known as Welltower Inc., a Delaware corporation (“Old Welltower”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with the company formerly known as WELL Merger Holdco Inc., a Delaware corporation, which was a wholly owned subsidiary of Old Welltower (“New Welltower” or the “Company”), and WELL Merger Holdco Sub Inc., a Delaware corporation, which was a wholly owned subsidiary of New Welltower (“Merger Sub”). Effective on April 1, 2022, pursuant to the Merger Agreement, Merger Sub merged with and into Old Welltower, with Old Welltower continuing as the surviving corporation and a wholly owned subsidiary of New Welltower (the “Merger”). In connection with the Merger, Old Welltower’s name was changed to Welltower OP Inc., and New Welltower inherited the name “Welltower Inc.” Financial results for the quarter ended March 31, 2022 and all other periods prior to the effectiveness of the Merger relate to Welltower OP Inc., rather than New Welltower.
The information included in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Business Update Presentation of Welltower Inc. dated April 5, 2022.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ Matthew McQueen
Name: Matthew McQueen
Title: Executive Vice President – General
Counsel & Corporate Secretary

WELLTOWER OP INC.

By:	/s/ Matthew McQueen
Name: Matthew McQueen
Title: President
Dated: April 5, 2022